Exhibit 99.3
LENNAR CORPORATION
Class A Common Stock
($0.10 par value)
DISTRIBUTION AGREEMENT
April 20, 2009
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
One Bryant Park
New York, New York 10036
Ladies and Gentlemen:
     Lennar Corporation, a corporation organized under the laws of Delaware (the “Company”), confirms its agreement with Merrill Lynch, Pierce, Fenner & Smith Incorporated, as agent and/or principal under any Terms Agreement (as defined in Section 1(a) below) (“Merrill Lynch”), with respect to the issuance and sale from time to time by the Company, in the manner and subject to the terms and conditions described below (this “Agreement”), of shares (the “Shares”) of Class A common stock, $0.10 par value per share (the “Class A Common Stock”), of the Company having an aggregate Gross Sales Price (as defined in Section 2(b) below) of up to $275,000,000 (the “Maximum Amount”) on the terms set forth in Section 1 of this Agreement. The Shares are described in the Prospectus referred to below. Notwithstanding the foregoing, in no event shall the aggregate Gross Sales Price of Shares sold pursuant to this Agreement, any Terms Agreement, any Alternative Distribution Agreement and any Alternative Terms Agreement (each as defined below) exceed the Maximum Amount.
     The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (No. 333-151924) for the registration of the Shares and other securities of the Company under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”); and such registration statement sets forth the material terms of the offering, sale and plan of distribution of the Shares and contains additional information concerning the Company and its business. As used herein, “Registration Statement” means such registration statement, as amended at the time of such registration statement’s effectiveness for purposes of Section 11 of the Securities Act, as such section applies to Merrill Lynch, including (1) all documents filed as a part thereof or incorporated, or deemed to be incorporated, by reference therein and (2) any information contained or incorporated by reference in a prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act, to the extent such information is deemed, pursuant to Rule 430B or Rule 430C under the Securities Act, to be part of the registration statement at the effective time. “Basic Prospectus” means the prospectus dated June 25, 2008, filed as part of the Registration Statement, including the documents incorporated by reference therein as of the date of such prospectus; “Prospectus Supplement” means the most recent prospectus supplement relating to the Shares, to be filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act on or before the second business day after the date of its first use in connection with a public offering or sale of Shares pursuant hereto (or such earlier time as may be required under the Securities Act), in the form furnished by the Company to Merrill Lynch in connection with the offering of the Shares; “Prospectus” means the Prospectus Supplement (and any additional prospectus supplement prepared in accordance with the provisions of Sections 4(b) or 4(g) of this Agreement and filed in accordance with the provisions of Rule 424(b)) together with the Basic Prospectus attached to or used with the Prospectus Supplement; and “Permitted Free Writing Prospectuses” has the meaning set forth in Section 3(b). Any reference herein to the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall, unless otherwise stated, be deemed to refer to and include the documents, if any, incorporated, or deemed to be incorporated, by reference therein (the “Incorporated Documents”), including, unless the context otherwise requires, the documents, if any, filed as exhibits to such Incorporated Documents; provided, however, that the Company and Merrill Lynch agree that any representations or warranties contained in any such exhibits to the Incorporated Documents are not deemed to be incorporated by reference into the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus. Any reference herein to the terms “amend,” “amendment” or “supplement” with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement, the Prospectus or any Permitted Free Writing Prospectus shall, unless stated otherwise, be deemed to refer to and include the filing of any document under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) on or after the initial effective date of the Registration Statement or the date of the Basic Prospectus, the Prospectus Supplement, the Prospectus or such Permitted Free Writing Prospectus, as the case may be, and deemed to be incorporated therein by reference.
     The Company has also entered into distribution agreements (the “Alternative Distribution Agreements”), dated of even date herewith, with J.P. Morgan Securities Inc., Citigroup Global Markets Inc. and Deutsche Bank Securities Inc. (each, an “Alternative Agent,” and together with Merrill Lynch, the “Agents”). The aggregate Gross Sales Price of the Shares that may be sold pursuant to this Agreement, any Terms Agreement, the Alternative Distribution Agreements and any Alternative Terms Agreement shall not exceed the Maximum Amount. This Agreement and the Alternative Distribution Agreements are sometimes hereinafter referred to as the “Distribution Agreements.”
     The Company and Merrill Lynch agree as follows:
1.	Issuance and Sale.

(a)	Upon the basis of the representations, warranties and agreements and subject to the terms and conditions set forth herein, on any NYSE Business Day (as defined below) selected by the Company, the Company and Merrill Lynch shall enter into an agreement in accordance with Section 2 hereof regarding the number of Shares to be placed by Merrill Lynch and the manner in which and other terms upon which such placement is to occur (each such transaction being referred to as an “Agency Transaction”). The Company may also offer to sell the Shares directly to Merrill Lynch, as principal, in which event such parties shall enter into a separate agreement (each, a “Terms Agreement”) in substantially the form of Exhibit A hereto, relating to such sale in accordance with Section 2(g) of this Agreement (each such transaction being referred to as a “Principal Transaction”). Whenever the Company determines to sell the Shares directly to an Alternative Agent as principal, it will enter into a separate agreement (each, an “Alternative Terms Agreement”) in substantially the form of Exhibit A to the Alternative Distribution Agreements. As used in this Agreement, (i) the “Term” shall be the period commencing on the date hereof and ending on the earliest of (x) the date on which the Gross Sales Price of Shares issued and sold pursuant to the Distribution Agreements, any Terms Agreements and any Alternative Terms Agreements is equal to the Maximum Amount and (y) any termination of this Agreement pursuant to Section 8, (ii) an “NYSE Business Day” means any day during the Term that is a trading day for the NYSE, and (iii) “NYSE” means the New York Stock Exchange.

(b)	Subject to the terms and conditions set forth below, the Company appoints Merrill Lynch as one of the Agents in connection with the offer and sale of Shares in any Agency Transactions entered into hereunder. Merrill Lynch shall use commercially reasonable efforts to sell such Shares in accordance with the terms and conditions hereof and of the applicable Transaction Notice (as defined in Section 2(a)). Neither the Company nor Merrill Lynch shall have any obligation to enter into an Agency Transaction. The Company shall be obligated to issue and sell through the Agents, and the Agents shall be obligated to use commercially reasonable efforts, as provided herein and in the applicable Transaction Notice, to place Shares issued by the Company only if and when a Transaction Notice related to such an Agency Transaction has been delivered by Merrill Lynch and accepted by the Company as provided in Section 2 below.

(c)	Merrill Lynch, as agent in any Agency Transaction, hereby covenants and agrees not to make any sales of the Shares on behalf of the Company, pursuant to this Agreement, other than (i) by means of ordinary brokers’ transactions between members of the NYSE that qualify for delivery of a Prospectus in accordance with Rule 153 under the Securities Act and meet the definition of an “at the market offering” under Rule 415(a)(4) under the Securities Act (such transactions are hereinafter referred to as “At the Market Offerings”) and (ii) such other sales of the Shares on behalf of the Company in its capacity as agent of the Company as shall be agreed by the Company and Merrill Lynch in writing.

(d)	Merrill Lynch shall confirm in writing to the Company the number of Shares sold on any NYSE Business Day, the related Gross Sales Price (as defined in Section 2(b) below) and, if Shares are to be sold in an Agency Transaction in an At the Market Offering, the related Net Sales Price (as defined in Section 2(b) below) promptly after the close of trading on such NYSE Business Day but in any event no later than the opening of trading on the immediately following NYSE Business Day.

(e)	If the Company shall default on its obligation to deliver Shares to Merrill Lynch pursuant to the terms of any Agency Transaction or Terms Agreement, the Company shall (i) hold Merrill Lynch harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwithstanding any such default, pay to Merrill Lynch the commission to which it would otherwise be entitled in connection with such sale in accordance with Section 2(b) below.

(f)	The Company acknowledges and agrees that (i) there can be no assurance that Merrill Lynch will be successful in selling the Shares, (ii) Merrill Lynch shall incur no liability or obligation to the Company or any other person or entity if it does not sell Shares for any reason other than a failure by Merrill Lynch to use its commercially reasonable efforts consistent with its normal trading and sales practices and applicable law and regulations to sell such Shares in accordance with the terms of this Agreement, and (iii) Merrill Lynch shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement, except as may otherwise be specifically agreed by Merrill Lynch and the Company in a Terms Agreement.
     2. Transaction Notices and Terms Agreements.
(a)	The Company may, from time to time during the Term, propose to Merrill Lynch, orally or by email, that such parties enter into an Agency Transaction to be executed on a specified NYSE Business Day or over a specified period of NYSE Business Days. If Merrill Lynch agrees to the terms of such proposed Agency Transaction or if the Company and Merrill Lynch mutually agree to modified terms for such proposed Agency Transaction, then Merrill Lynch shall promptly send to the Company by the means set forth under Section 10 hereof a notice, substantially in the form of Exhibit B hereto (each, a “Transaction Notice”), confirming the agreed terms of such proposed Agency Transaction. If the Company wishes such proposed Agency Transaction to become a binding agreement between it and Merrill Lynch, the Company shall promptly indicate its acceptance thereof by countersigning and returning such Transaction Notice to Merrill Lynch by the means set forth under Section 10 hereof, or by sending an email confirming acceptance of such Transaction Notice and, as promptly as possible thereafter, a written acceptance of such Transaction Notice to Merrill Lynch, by the means set forth under Section 10 hereof. The terms reflected in a Transaction Notice shall become binding on Merrill Lynch and the Company only if accepted by the Company no later than the times specified in such Transaction Notice. Each Transaction Notice shall specify, among other things, the following:
     (i) the NYSE Business Day(s) on which the Shares subject to such Agency Transaction are intended to be sold (each, a “Purchase Date”);
     (ii) the maximum number of Shares that the Company intends to sell (the “Specified Number of Shares”) on, or over the course of, such Purchase Date(s); provided that the number of Shares sold on each such Purchase Date shall be no more than 25% of the average daily trading volume in the Class A Common Stock for the 30 business days preceding the date of delivery of the Transaction Notice (as communicated to the Company by Merrill Lynch) or as otherwise agreed between the Company and Merrill Lynch; and
     (iii) the lowest price, if any, at which the Company is willing to sell Shares on each such Purchase Date or a formula pursuant to which such lowest price shall be determined (each, a “Floor Price”).
     A Transaction Notice shall not set forth a Specified Number of Shares that has an aggregate Gross Sales Price, when added with the Gross Sales Price of the Shares previously purchased and to be purchased pursuant to pending Transaction Notices (if any) hereunder, any Terms Agreement, an Alternative Distribution Agreement and any Alternative Terms Agreement, results in a total Gross Sales Price that exceeds the Maximum Amount.
     Provided that Merrill Lynch confirms to the Company the number of Shares sold in accordance with Section 1(d) above, the Company shall have responsibility for maintaining records with respect to the aggregate dollar amount of Shares sold, or for otherwise monitoring the availability of Shares for sale under the Registration Statement. In the event that more than one Transaction Notice with respect to any Purchase Date(s) is accepted by the Company, the latest executed Transaction Notice shall govern any sales of Shares for the relevant Purchase Date(s), except to the extent of any action occurring pursuant to a prior accepted Transaction Notice and prior to the acceptance of such latest Transaction Notice. The Company or Merrill Lynch may, upon notice to the other party hereto by telephone (confirmed promptly by e-mail or facsimile), suspend the offering of the Shares for any reason; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the giving of such notice. Notwithstanding the foregoing, if the terms of any Agency Transaction contemplate that Shares shall be sold on more than one Purchase Date, then the Company and Merrill Lynch shall mutually agree to such additional terms and conditions as they deem reasonably necessary in respect of such multiple Purchase Dates, and such additional terms and conditions shall be set forth in the relevant Transaction Notice and be binding to the same extent as any other terms contained therein.
     References herein to this Agreement shall, unless the context otherwise requires, include all Transaction Notices.
(b)	Except as otherwise agreed between the Company and the Agents, each Agent’s commission shall be 2.00% of the actual sales price of the Shares (the “Gross Sales Price”) sold pursuant to this Agreement; provided, however, that such commission shall not apply when Merrill Lynch acts as principal, in which case such commission shall be set forth in the applicable Terms Agreement. The Gross

Sales Price less Merrill Lynch’s commission is referred to herein at the “Net Sales Price.”

(c)	Payment of the Net Sales Price for Shares sold by the Company on any Purchase Date pursuant to a Transaction Notice shall be made to the Company by federal funds wire transfer to the account of the Company, the details of which are set forth on Schedule I hereto, against delivery of such Shares to Merrill Lynch’s account, or an account of Merrill Lynch’s designee, at The Depository Trust Company through its Deposit and Withdrawal at Custodian System (“DWAC”) or by such other means of delivery as may be agreed to by the Company and Merrill Lynch. Such payment and delivery shall be made at or about 10:00 a.m. (New York city time) on the third NYSE Business Day (or such other day agreed to by the Company and Merrill Lynch) following each Purchase Date (each, an “Agency Settlement Date”); provided, however, that in no event shall the Company be obligated to deliver Shares to Merrill Lynch unless the Company shall have received the payment of the Net Sales Price for Shares sold on any Purchase Date prior to or simultaneously with the delivery of such Shares.

(d)	If, as provided in the related Transaction Notice, a Floor Price has been agreed to by the parties with respect to a Purchase Date, and Merrill Lynch thereafter determines and notifies the Company that the Gross Sales Price for such Agency Transaction would not be at least equal to such Floor Price, then the Company shall not be obligated to issue and sell through Merrill Lynch, and Merrill Lynch shall not place, the Shares proposed to be sold pursuant to such Agency Transaction on such Purchase Date, unless the Company otherwise agrees in writing.

(e)	Under no circumstances shall the Gross Sales Price of the Shares sold pursuant to the Distribution Agreements, any Terms Agreements and any Alternative Terms Agreements exceed the Maximum Amount.

(f)	If either party hereto has reason to believe that the exemptive provisions set forth in Rule 101(c)(1) of Regulation M under the Exchange Act are not satisfied with respect to the Shares, it shall promptly notify the other party and sales of the Shares under this Agreement, any Transaction Notice or any Terms Agreement shall be suspended until that or other exemptive provisions have been satisfied in the judgment of each party. On or prior to the delivery of a prospectus that is required (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with the offering or sale of the Shares, Merrill Lynch shall calculate the average daily trading volume (as defined under “ADTV” by Rule 100 of Regulation M under the Exchange Act) of the Class A Common Stock based on market data provided by Bloomberg L.P. or such other sources as agreed upon by Merrill Lynch and the Company.

(g)	(i) If the Company wishes to issue and sell the Shares pursuant to this Agreement but other than as set forth in Section 2(a) of this Agreement, it will notify the Agents of the proposed terms of the Principal Transaction. If Merrill Lynch, acting as principal, wishes to accept such proposed terms (which it may decline to do for any reason in its sole discretion) or, following discussions with the Company, wishes to accept amended terms, the Company and Merrill Lynch shall enter into a Terms Agreement setting forth the terms of such Principal Transaction.

(ii) The terms set forth in a Terms Agreement shall not be binding on the Company or Merrill Lynch unless and until the Company and Merrill Lynch have each executed such Terms Agreement accepting all of the terms of such Terms Agreement. In the event of a conflict between the terms of this Agreement and the terms of a Terms Agreement, the terms of such Terms Agreement shall control.

(h)	Each sale of the Shares to Merrill Lynch in a Principal Transaction shall be made in accordance with the terms of this Agreement and a Terms Agreement, which shall provide for the sale of such Shares to, and the purchase thereof by, Merrill Lynch. A Terms Agreement may also specify certain provisions relating to the reoffering of such Shares by Merrill Lynch. The commitment of Merrill Lynch to purchase the Shares pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations, warranties and agreements of the Company herein contained and shall be subject to the terms and conditions herein set forth. Any such Terms Agreement shall specify the number of the Shares to be purchased by Merrill Lynch pursuant thereto, the price to be paid to the Company for such Shares, any provisions relating to rights of, and default by, underwriters acting together with Merrill Lynch in the reoffering of the Shares, and the time and date (each such time and date being referred to herein as a “Principal Settlement Date”; and, together with any Agency Settlement Date, a “Settlement Date”) and place of delivery of and payment for such Shares.

(i)	The Company shall provide Merrill Lynch with a copy of its policy on insider trading and advise Merrill Lynch in writing of any changes thereto. Without the prior written consent of each of the Company and each of the Agents, the Company shall not request the sale of any Shares that would be sold, and Merrill Lynch need not make any sale of Shares, during (A) any period in which the Company is in possession of material non-public information or (B) any period in which associates, officers or directors of the Company are restricted from purchasing or selling securities of the Company under the Company’s policy on insider trading.

(j)	The Company agrees that any offer to sell, any solicitation of an offer to buy, or any sales of Shares or any other equity security of the Company by the Company shall only be effected by or through only one of Merrill Lynch or an Alternative Agent on any single given day, but in no event by more than one Agent, and the Company shall in no event request that Merrill Lynch and an Alternative Agent sell Shares on the same day; provided, however, that the foregoing limitation shall only apply with respect to an Agency Transaction; provided, further, however, that the foregoing limitation shall not apply to (i) exercise of any option, warrant, right or any conversion privilege set forth in the instrument governing a security in each case outstanding on the date hereof or (ii) sales solely to employees or security holders of the Company or its subsidiaries, or to a trustee or other person acquiring such securities for the accounts of such persons.
     3. Representations, Warranties and Agreements of the Company. The Company represents and warrants to, and agrees with, Merrill Lynch, on and as of (i) the date hereof, (ii) each date on which the Company and Merrill Lynch agree upon a Transaction Notice (a “Time of Acceptance”) or the Company executes and delivers a Terms Agreement, (iii) each Time of Sale (as defined below), (iv) each Settlement Date and (v) each Bring-Down Delivery Date (as defined in Section 6(b)) (each such date listed in (i) through (v), a “Representation Date”), as follows:
(a)	There is no order preventing or suspending the use of the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, and, to the knowledge of the Company, no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or threatened by the Commission; no notice of objection of the Commission to the use of such Registration Statement pursuant to Rule 401(g)(2) under the Securities Act has been received by the Company; the Registration Statement complied when it initially became effective, complies as of the date hereof and, as then amended or supplemented, as of each Representation Date (other than the date hereof) will comply, in all material respects, with the requirements of the Securities Act; the conditions to the use of Form S-3 in connection with the offering and sale of the Shares as contemplated hereby have been satisfied; the Registration Statement meets, and the offering and sale of the Shares as contemplated hereby complies with, the requirements of Rule 415 under the Securities Act (including, without limitation, Rule 415(a)(5)); the Prospectus complied or will comply, at the time it was or will be filed with the Commission, and will comply, as then amended or supplemented, as of each Representation Date (other than the date hereof), in all material respects, with the requirements of the Securities Act; the Registration Statement did not, as of the time of its initial effectiveness, and does not or will not, as then amended or supplemented, as of each Representation Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; as of each Representation Date (other than the date hereof), the Prospectus, as then amended or supplemented, together with all of the then issued Permitted Free Writing Prospectuses, if any, will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Prospectus, as of its date, did not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty with respect to any statement or omission in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus in reliance upon and in conformity with information concerning any Agent and furnished in writing by or on behalf of any Agent expressly for use in the Registration Statement, the Prospectus or such Permitted Free Writing Prospectus (it being understood that such information consists solely of the information specified in Section 9(b)). As used herein, “Time of Sale” means (i) with respect to each offering of Shares pursuant to this Agreement, the time of Merrill Lynch’s initial entry into contracts with investors for the sale of such Shares and (ii) with respect to each offering of Shares pursuant to any relevant Terms Agreement, the time of sale of such Shares.
(b)	Prior to the execution of this Agreement, the Company has not, directly or indirectly, offered or sold any of the Shares by means of any “prospectus” (within the meaning of the Securities Act) or used any “prospectus” (within the meaning of the Securities Act) in connection with the offer or sale of the Shares, in each case other than the Basic Prospectus. The Company represents and agrees that, unless it obtains the prior consent of each Agent (which consent will not be unreasonably withheld, conditioned or delayed) until the termination of this Agreement it has not made and will not make any offer relating to the Shares that would constitute an “issuer free writing prospectus” (as defined in Rule 433 under the Securities Act) or that would otherwise constitute a “free writing prospectus” (as defined in Rule 405 under the Securities Act), other than any Permitted Free Writing Prospectus made pursuant to an Alternative Distribution Agreement or any Alternative Terms Agreement. Any such free writing prospectus relating to the Shares consented to by the Agents is hereinafter referred to as a “Permitted Free Writing Prospectus”. The Company represents that it has complied and will comply in all material respects with the requirements of Rule 433 under the Securities Act applicable to any Permitted Free Writing Prospectus, including timely filing with the Commission where required, legending and record keeping. The conditions set forth in one or more of subclauses (i) through (iv), inclusive, of Rule 433(b)(1) under the Securities Act are satisfied, and the registration statement relating to the offering of the Shares contemplated hereby, as initially filed with the Commission, includes a prospectus that, other than by reason of Rule 433 or Rule 431 under the Securities Act, satisfies the requirements of Section 10 of the Securities Act; the Company is not disqualified, by reason of Rule 164(f) or (g) under the Securities Act, from using, in connection with the offer and sale of the Shares, “free writing prospectuses” (as defined in Rule 405 under the Securities Act) pursuant to Rules 164 and 433 under the Securities Act; the Company is not an “ineligible issuer” (as defined in Rule 405 under the Securities Act) as of the eligibility determination date for purposes of Rules 164 and 433 under the Securities Act with respect to the offering of the Shares contemplated by the Registration Statement.
(c)	The Incorporated Documents, when they were filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Exchange Act and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.
(d)	The financial statements and the related notes thereto included or incorporated by reference in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, and present in all material respects the consolidated financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; and such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules to such financial statements included or incorporated by reference in the Registration Statement present in all material respects the information required to be stated therein.

(e)	Except in each case as otherwise disclosed in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, since the date of the most recent financial statements of the Company included or incorporated by reference in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, (i) there has not been any material change in the capital stock (other than the issuance of shares of Common Stock pursuant to the Distribution Agreements, any Terms Agreements or any Alternative Terms Agreements, and upon exercise of stock options described as outstanding, in, and the grant of options and awards under equity incentive plans described in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus) or long-term debt of the Company or any of its subsidiaries and there has not been a Material Adverse Effect (as defined below), (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement other than any transactions pursuant to the Distribution Agreements, any Terms Agreements or any Alternative Terms Agreements that is material to the Company and its subsidiaries, taken as a whole, or incurred any liability or obligation, direct or contingent, except for such liabilities or obligations that, individually or in the aggregate, would not have a Material Adverse Effect and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except for such losses that, individually or in the aggregate, would not have a Material Adverse Effect. As used herein, “Material Adverse Effect” means a material adverse effect on the condition (financial or otherwise), prospects, earnings, business or properties of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Registration Statement and the Prospectus.
(f)	The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, with the power and authority to own its properties and conduct its business as described in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus.

(g)	Each of the Company’s subsidiaries has been duly incorporated or organized and is validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the power and authority to own its properties and conduct its business as described in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus; and all the outstanding shares of capital stock or other equity interests of each such subsidiary owned, directly or indirectly, by the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors’ qualifying shares) and, except as otherwise described in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party, except as would not, individually or in the aggregate, have a Material Adverse Effect.

(h)	The Company has an authorized capitalization as set forth in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus; all the outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interests in the Company or any of its subsidiaries that are listed on Annex A, nor any contracts, commitments, agreements, understandings or arrangements of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; and the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus.

(i)	The Shares to be issued and sold by the Company hereunder or under any Terms Agreement have been duly authorized by the Company and, when issued and delivered and paid for as provided herein or in any Terms Agreement, will be duly and validly issued, will be fully paid and nonassessable and will conform to the description thereof in the Registration Statement, the Prospectus, and any Permitted Free Writing Prospectus; and the issuance and sale of the Shares is not subject to any preemptive or similar rights.

(j)	The Company has full right, power and authority to execute and deliver this Agreement and any Terms Agreement and perform its obligations hereunder or thereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and any Terms Agreement and the consummation by it of the transactions contemplated hereby and thereby has been duly and validly taken (or, in the case of any Terms Agreement, such action will have been duly and validly authorized).

(k)	This Agreement has been, and any Terms Agreement will have been, duly authorized, executed and delivered by the Company.

(l)	This Agreement conforms in all material respects to the description thereof contained in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus.

(m)	Neither the Company nor any of its subsidiaries is (i) in violation of the charter or by-laws or similar organizational documents of the Company or any subsidiary, (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

(n)	The execution, delivery and performance by the Company of this Agreement or any Terms Agreement, the issuance and sale of the Shares, the compliance by the Company with the terms hereof or of any Terms Agreement and the consummation of the transactions contemplated hereby or by any Terms Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter or bylaws of the Company or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach, violation or default that would not, individually or in the aggregate, have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the execution, delivery and performance by the Company of this Agreement or any Terms Agreement, the issuance and sale of the Shares and compliance by the Company with the terms hereof or of any Terms Agreement and the consummation of the transactions contemplated hereby or by any Terms Agreement, except for the registration of the Shares under the Securities Act, which has been effected, and such consents, approvals, authorizations, orders and registrations or qualifications as may be required under applicable state securities laws or regulations in connection with the distribution and (if applicable) purchase of the Shares by Merrill Lynch.
(o)	Except as set forth in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which could reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

(p)	There are no contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration Statement and described in the Registration Statement or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement and the Prospectus.

(q)	Deloitte & Touche LLP, which has certified certain financial statements of the Company and its subsidiaries is an independent registered public accounting firm with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board (United States) and as required by the Securities Act.

(r)	Each of the Company and its subsidiaries have valid title to, or have valid rights to lease or otherwise use, all items of real and personal property of the Company and its subsidiaries as are reasonably necessary to the conduct of its operations as described in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, in each case free and clear of all liens, encumbrances, claims and defects, except (i) as described in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus or (ii) as would not, individually or in the aggregate, have a Material Adverse Effect.

(s)	The Company is not and, after giving effect to the offering and sale of the Shares and the application of the net proceeds thereof as described in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, will not be an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Investment Company Act”).

(t)	No labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is threatened or imminent, except for those as would not, individually or in the aggregate, have a Material Adverse Effect.

(u)	(i) The Company and its subsidiaries (A) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, requirements, decisions and orders relating to the protection of human health or safety, the environment, natural resources, hazardous or toxic substances or wastes, pollutants or contaminants (collectively, “Environmental Laws”), (B) have received and are in compliance with all permits, licenses, certificates or other authorizations or approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (C) have not received notice of any actual or potential liability under or relating to any Environmental Laws, including for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, and have no knowledge of any event or condition that would reasonably be expected to result in any such notice, and (ii) except as described in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, there are no costs or liabilities associated with Environmental Laws of or relating to the Company or its subsidiaries, except in the case of each of (i) and (ii) above, for any such failure to comply, or failure to receive required permits, licenses, certificates or approvals or other authorizations, or cost or liability, as would not, individually or in the aggregate, have a Material Adverse Effect.

(v)	(i) Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), for which the Company or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each, a “Plan”) has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Code; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption; (iii) for each Plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code, whether or not waived, has occurred or is reasonably expected to occur; (iv) the present value of all benefits accrued under the Plans exceeds the fair market value of the assets of such Plans (determined based on those assumptions used to fund such Plan) to an extent that would, individually or in the aggregate, have a Material Adverse Effect; (v) no “reportable event” (within the meaning of Section 4043(c) of ERISA) has occurred or is reasonably expected to occur, except for any reportable event as could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and (vi) neither the Company nor any member of its Controlled Group has incurred, nor reasonably expects to incur, any liability under Title IV of ERISA (other than contributions to the Plan or premiums to the Pension Benefit Guaranty Corporation, in the ordinary course and without default) in respect of a Plan (including a “multiemployer plan”, within the meaning of Section 4001(a)(3) of ERISA), except for any reportable event as would not, individually or in the aggregate, have a Material Adverse Effect.
(w)	The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) under the Exchange Act) that is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure. The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 under the Exchange Act.

(x)	The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) under the Exchange Act) that comply with the requirements of the Exchange Act and have been designed by, or under the supervision of their respective principal executive and principal financial officers, or persons performing similar functions, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles, including, but not limited to internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Other than as disclosed in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus, as of November 30, 2008, there were no material weaknesses in the Company’s internal controls.

(y)	The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as the Company believes in its reasonable judgment are adequate to protect the Company and its subsidiaries and their respective businesses; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

(z)	None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent or employee of the Company or any of its subsidiaries is currently included on the List of Specially Designated Nationals and Blocked Persons (the “SDN List”) maintained by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company shall not directly or indirectly use the proceeds of the offering of the Shares hereunder or under any Terms Agreement, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently included on the SDN List maintained by OFAC.
(aa)	Neither the Company nor any of its subsidiaries nor, insofar as the Company is aware, any director, officer, agent or employee of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(bb)	The operations of the Company and its subsidiaries are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(cc)	There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(dd)	Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than the Distribution Agreements) that could reasonably be expected to give rise to a valid claim against the Company or any of its subsidiaries or Merrill Lynch for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Shares.
(ee)	No person has the right to require the Company to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Shares.

(ff)	The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

(gg)	No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained or incorporated by reference in the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(hh)	The Company is not an “ineligible issuer” and is a “well-known seasoned issuer”, in each case as defined under the Securities Act and at the times specified in the Securities Act in connection with the offering of the Shares. The Company has paid the registration fee for this offering pursuant to Rule 456(b)(1) under the Securities Act or will pay such fee within the time period required by such rule.

(ii)	The Class A Common Stock is registered pursuant to Section 12(b) of the Exchange Act, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Class A Common Stock under the Exchange Act or delisting the Class A Common Stock from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.

(jj)	The Class A Common Stock is an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M under the Exchange Act by Rule 101 (c)(1) thereunder.

(kk)	No subsidiary of the Company is currently prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s property or assets to the Company or any other subsidiary of the Company, except as described in or contemplated by the Registration Statement and the Prospectus.

(ll)	The subsidiaries listed on Annex A attached hereto include all the significant subsidiaries of the Company as defined by Rule 1-02 of Regulation S-X.

(mm)	The description in the Registration Statement and the Prospectus of the Company’s investments in unconsolidated entities, including adjustments thereto,

the amount of the Company’s net recourse exposure related thereto and the completion guarantees related thereto, is accurate in all material respects.
     Any certificate signed by any officer of the Company or any subsidiary and delivered to Merrill Lynch or to counsel to Merrill Lynch pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to Merrill Lynch as to the matters covered thereby.
     4. Certain Covenants of the Company. The Company hereby agrees with Merrill Lynch as follows:
(a)	For so long as the delivery of a prospectus is required (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with the offering or sale of the Shares, before amending or supplementing the Registration Statement or the Prospectus (in each case, other than due to the filing of an Incorporated Document), (i) to furnish to Merrill Lynch a copy of each such proposed amendment or supplement within a reasonable period of time before filing any such amendment or supplement with the Commission, (ii) that the Company shall not use or file any such proposed amendment or supplement to which the Agents reasonably object, unless the Company’s legal counsel has advised the Company that filing such document is required by law, and (iii) that the Company shall not use or file any Permitted Free Writing Prospectus to which the Agents reasonably object.

(b)	To prepare a Prospectus Supplement, with respect to any Shares sold by the Company pursuant to this Agreement in a form previously approved by the Agents and to file such Prospectus Supplement pursuant to Rule 424(b) under the Securities Act (and within the time periods required by Rule 424(b) and Rules 430A, 430B or 430C under the Securities Act); to file any Permitted Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; to provide copies of the Prospectus and such Prospectus Supplement and each Permitted Free Writing Prospectus (to the extent not previously delivered or filed on the Commission’s Electronic Data Gathering, Analysis and Retrieval system or any successor system thereto (collectively, “EDGAR”)) to Merrill Lynch via e-mail in “.pdf” format on such filing date to an e-mail account designated by Merrill Lynch; and, at Merrill Lynch’s request, to furnish copies of the Prospectus and such Prospectus Supplement to each exchange or market on which sales were effected as may be required by the rules or regulations of such exchange or market.

(c)	To file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with the offering or sale of the Shares, and during such same period to advise the Agents, promptly after the Company receives notice thereof, (i) of the time when any amendment to the Registration Statement has been filed or has become effective or any supplement to the Prospectus, any Permitted Free Writing Prospectus or any amended Prospectus has been filed with the Commission, (ii) of the issuance by the Commission of any stop order or any order preventing or suspending the use of any prospectus relating to the Shares or the initiation or threatening of any proceeding for that purpose, pursuant to Section 8A of the Securities Act, (iii) of any objection by the Commission to the use of Form S-3ASR by the Company pursuant to Rule 401(g)(2) under the Securities Act, (iv) of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, (v) of any request by the Commission for the amendment of the Registration Statement or the amendment or supplementation of the Prospectus or for additional information, (vi) of the occurrence of any event as a result of which the Prospectus or any Permitted Free Writing Prospectus as then amended or supplemented includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus or any such Permitted Free Writing Prospectus is delivered to a purchaser, not misleading and (vii) of the receipt by the Company of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto.
(d)	In the event of the issuance of any such stop order or of any such order preventing or suspending the use of any such prospectus or suspending any such qualification, or of any notice of objection pursuant to Rule 401(g)(2) under the Securities Act, to use promptly its commercially reasonable efforts to obtain its withdrawal.

(e)	To furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as Merrill Lynch may reasonably designate and to maintain such qualifications in effect so long as required for the distribution of the Shares; provided that the Company shall not be required to qualify as a foreign corporation, become a dealer of securities, or become subject to taxation in, or to consent to the service of process under the laws of, any such state.

(f)	To make available to Merrill Lynch at its offices in New York City, without charge, as soon as reasonably practicable after the Registration Statement becomes effective (if it is not already effective), and thereafter from time to time to furnish to Merrill Lynch, as many copies of the Prospectus and the Prospectus Supplement (or of the Prospectus or Prospectus Supplement as amended or supplemented if the Company shall have made any amendments or supplements thereto and documents incorporated by reference therein after the effective date of the Registration Statement) and each Permitted Free Writing Prospectus as Merrill Lynch may reasonably request for so long as the delivery of a prospectus is required (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule); and for so long as this Agreement is in effect, the Company shall prepare and file promptly such amendment or amendments to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as may be necessary to comply with the requirements of Section 10(a)(3) of the Securities Act.
(g)	If, at any time during the term of this Agreement, any event shall occur or condition shall exist as a result of which it is necessary in the reasonable opinion of counsel to the Agents or counsel to the Company, to further amend or supplement the Prospectus or any Permitted Free Writing Prospectus as then amended or supplemented in order that the Prospectus or any such Permitted Free Writing Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, in light of the circumstances existing at the time the Prospectus or any such Permitted Free Writing Prospectus is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of either such counsel, to amend or supplement the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus in order to comply with the requirements of the Securities Act, in the case of such a determination by counsel to the Company, immediate notice shall be given, and confirmed in writing, to Merrill Lynch to cease the solicitation of offers to purchase Shares in Merrill Lynch’s capacity as agent, and, in either case, the Company shall promptly prepare and file with the Commission such amendment or supplement, whether by filing documents pursuant to the Securities Act, the Exchange Act or otherwise, as may be necessary to correct such untrue statement or omission or to make the Registration Statement, the Prospectus or any such Permitted Free Writing Prospectus comply with such requirements.

(h)	To generally make available to its security holders as soon as reasonably practicable, but not later than 16 months after the date hereof, an earnings statement (in a form complying with the provisions of Section 11(a) of the Securities Act and Rule 158 under the Securities Act) covering the twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the “effective date” (as defined in Rule 158) of the Registration Statement.

(i)	To apply the net proceeds from the sale of the Shares in the manner described in the Registration Statement or the Prospectus under the caption “Use of Proceeds”.

(j)	Not to, and to cause its subsidiaries not to, take, directly or indirectly, any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares; provided that nothing herein shall prevent the Company from filing or submitting reports under the Exchange Act or issuing press releases in the ordinary course of business.

(k)	(i) Except as otherwise agreed between the Company and the Agents, to pay all costs, expenses, fees and taxes in connection with (A) the preparation and filing of the Registration Statement (including registration fees pursuant to

Rule 456(b)(1)(i) under the Securities Act), the Prospectus, any Permitted Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Agents and to dealers (including costs of mailing and shipment), (B) the registration, issue and delivery of the Shares, (C) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the reasonable legal fees and filing fees and other disbursements of counsel to the Agents in connection therewith) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Agents, (D) the listing of the Shares on the NYSE and any registration thereof under the Exchange Act, (E) any filing for review of the public offering of the Shares by Financial Industry Regulatory Authority, Inc., (F) the fees and disbursements of counsel to the Company and of the Company’s independent registered public accounting firm and (G) the performance of the Company’s other obligations hereunder; provided that Merrill Lynch shall be responsible for any transfer taxes on resale of Shares by it, any costs and expenses associated with the sale and marketing of the Shares and fees and disbursements of its counsel other than as specifically provided above or elsewhere in this Agreement.
(ii) If this Agreement is terminated (A) by the Company in accordance with the provisions of Section 8(a) hereof at any time prior to the offer and sale of Shares with an aggregate Gross Sales Price of $125,000,000 or (B) by each of the Agents in accordance with provisions of Section 8(b) hereof after May 22, 2009 and prior to the offer and sale of Shares with an aggregate Gross Sales Price of $125,000,000, in each case under this Agreement, all Terms Agreements, the Alternative Distribution Agreements and all Alternative Terms Agreements, the Company agrees to reimburse Merrill Lynch for all of its reasonable out-of-pocket expenses, including the reasonable fees and disbursements of a single counsel to the Agents incurred by them in connection with the offering contemplated by this Agreement and the Alternative Distribution Agreements; provided that the total amount the Company will be required to pay in reimbursements of all the Agents will not exceed $200,000.
(l)	Not to, and Merrill Lynch also covenants that it will not, distribute any offering material in connection with the offer and sale of the Shares, other than the Registration Statement, the Prospectus, or any Permitted Free Writing Prospectus, or as otherwise agreed in writing by the Company and Merrill Lynch.

(m)	During each period commencing on the date of each Transaction Notice and ending after the close of business on the Settlement Date for the related Agency Transaction, not to (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of its Common Stock or any securities convertible into, or exercisable or exchangeable for, such shares or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of such shares, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of shares or such other securities, in cash or otherwise, without the prior written consent of Merrill Lynch, other than with respect to (A) the Shares to be sold hereunder or under any Alternative Distribution Agreement, (B) and any securities of the Company issued pursuant to, or upon the exercise, conversion, redemption or settlement of, any securities of the Company that are outstanding at the time such Transaction Notice is delivered, and (C) any securities of the Company issued pursuant to, the Company’s equity incentive plans disclosed in the Prospectus, including securities of the Company issued upon the exercise or vesting thereof. Any lock-up provisions relating to a Principal Transaction shall be set forth in the applicable Terms Agreement.
(n)	To retain, pursuant to reasonable procedures developed in good faith, copies of each Permitted Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(o)	To use its commercially reasonable efforts to cause the Shares to be listed on the NYSE.
     5. Execution of Agreement. Merrill Lynch’s obligation to execute and deliver this Agreement shall be subject to the satisfaction of the following conditions in connection with, and on the date of the execution of, this Agreement:
(a)	the Company shall have delivered to Merrill Lynch:
     (i) an officer’s certificate signed by one of the Company’s executive officers, dated the date of this Agreement, certifying as to the matters set forth in Exhibit C hereto;
     (ii) an opinion and negative assurance letter of Clifford Chance US LLP or K&L Gates LLP, counsel to the Company, addressed to the Agents and dated the date of this Agreement, in the form of Exhibit D hereto;
     (iii) a “comfort” letter of Deloitte & Touche LLP, addressed to the Agents and dated the date of this Agreement, addressing such matters as the Agents may reasonably request;
     (iv) evidence that the Shares have been approved for listing on the NYSE, subject only to notice of issuance, on or before the date hereof;
     (v) a certificate signed by the Company’s corporate secretary, annexing, among other documents, the resolutions duly adopted by the Company’s board of directors authorizing the Company’s execution of this Agreement and the consummation by the Company of the transactions contemplated hereby, including the issuance and sale of the Shares; and
     (vi) such other documents as Merrill Lynch shall reasonably request; and

(b)	Merrill Lynch shall have received an opinion and negative assurance letter of Willkie Farr & Gallagher LLP, counsel to the Agents, addressed to the Agents and dated the date of this Agreement, addressing such matters as the Agents may reasonably request.
     6. Additional Covenants of the Company. The Company further covenants and agrees with Merrill Lynch as follows:
(a)	Each acceptance of a Transaction Notice by the Company and each execution and delivery by the Company of a Terms Agreement shall be deemed to be (i) an affirmation that the representations, warranties and agreements of the Company herein contained and contained in any certificate delivered to Merrill Lynch pursuant hereto are true and correct at such Time of Acceptance or the date of such Terms Agreement, as the case may be, and (ii) an undertaking that such representations, warranties and agreements will be true and correct on any Time of Sale and Settlement Date applicable to the Shares to which the Transaction Notice or Terms Agreement relates, as though made at and as of each such time (it being understood that such representations, warranties and agreements shall relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the time of such Transaction Notice or Terms Agreement, as the case may be).

(b)	Each time that (i) the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus shall be amended or supplemented (including, except as noted in the proviso at the end of this Section 6(b), by the filing of any Incorporated Document, but excluding any prospectus supplement filed pursuant to Section 4(b) hereof), (ii) there is a Principal Settlement Date pursuant to a Terms Agreement, or (iii) otherwise as Merrill Lynch shall reasonably request, provided that Merrill Lynch shall not make such a request during periods that the Company is not proposing Agency Transactions to Merrill Lynch (each date referred to clauses (i), (ii) and (iii) above, a “Bring-Down Delivery Date”), the Company shall, unless Merrill Lynch agrees otherwise, furnish or cause to be furnished to Merrill Lynch a certificate, dated and delivered as of the applicable Bring-Down Delivery Date, of the same tenor as the certificate referred to in Section 5(a)(i) hereof, modified as necessary to relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the time of delivery of such certificate, or, in lieu of such certificate, a certificate to the effect that the statements contained in the certificate referred to in Section 5(a)(i) hereof furnished to Merrill Lynch are true and correct as of such Bring-Down Delivery Date as though made at and as of such date (except that such statements shall be deemed to relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the time of delivery of such certificate); provided, however, that the Company shall not be required to furnish such a certificate to Merrill Lynch in connection with the filing of a Current Report on Form 8-K unless (A) such Current Report on Form 8-K is filed at any time during which either a Transaction Notice is binding and the Company has not suspended the use thereof

(and prior to the settlement of the Shares specified therein) or a prospectus relating to the Shares is required to be delivered under the Securities Act and (B) Merrill Lynch has reasonably requested such a certificate based upon the event or events reported in such Current Report on Form 8-K.
(c)	Each Bring-Down Delivery Date, the Company shall, unless Merrill Lynch agrees otherwise, cause to be furnished to Merrill Lynch the written opinion and negative assurance letter of Clifford Chance US LLP or K&L Gates LLP, counsel to the Company, dated and delivered as of the applicable Bring-Down Delivery Date, of the same tenor as the opinions and letter referred to in Section 5(a)(ii) and Section 5(a)(iii) hereof, respectively, but modified as necessary to relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the time of delivery of such opinions and letter, or, in lieu of such opinions and letter, such counsel shall furnish Merrill Lynch with letters substantially to the effect that Merrill Lynch may rely on the opinion and letter referred to in Section 5(a)(ii) and Section 5(a)(iii) hereof, respectively, furnished to Merrill Lynch, to the same extent as though they were dated the date of such letters authorizing reliance (except that statements in such last opinions shall be deemed to relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the time of delivery of such letters authorizing reliance).

(d)	Each Bring-Down Delivery Date, the Company shall, unless Merrill Lynch agrees otherwise, cause Deloitte & Touche LLP to furnish to Merrill Lynch a “comfort” letter, dated and delivered as of the applicable Bring-Down Delivery Date, of the same tenor as the letter referred to in Section 5(a)(iv) hereof, but modified to relate to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus as amended and supplemented to the date of such letter.

(e)	The Company shall reasonably cooperate with any reasonable due diligence review requested by Merrill Lynch or its counsel from time to time in connection with the transactions contemplated hereby or any Terms Agreement, including, without limitation, (i) at the commencement of each intended Purchase Date and any Time of Sale or Settlement Date, making available appropriate corporate officers of the Company and, upon reasonable request, representatives of Deloitte & Touche LLP for an update on diligence matters with representatives of Merrill Lynch and (ii) at each Bring-Down Delivery Date or otherwise as Merrill Lynch may reasonably request, providing information and making available documents and appropriate corporate officers of the Company and representatives of Deloitte & Touche LLP for one or more due diligence sessions with representatives of Merrill Lynch and its counsel.

(f)	The Company shall disclose, in its quarterly reports on Form 10-Q, in its annual report on Form 10-K and/or, at the Company’s option, in prospectus supplements to be filed by the Company from time to time, the number of the Shares sold through the Agents under this Agreement and any Terms Agreement, the net proceeds to the Company from the sale of the Shares and the compensation paid by the Company with respect to sales of the Shares pursuant to this Agreement during the relevant quarter or such shorter period determined by the Company, as the case may be.
     All opinions, letters and other documents referred to in Sections 6(b) through (d) above shall be reasonably satisfactory in form and substance to Merrill Lynch. Merrill Lynch will provide the Company with such notice (which may be oral, and in such case, will be confirmed via e-mail or facsimile as soon as reasonably practicable thereafter) as is reasonably practicable under the circumstances when requesting an opinion, letter or other document referred to in Sections 6(b) through (d) above.
     7. Conditions of Merrill Lynch’s Obligation. Merrill Lynch’s obligation to solicit purchases on an agency basis for the Shares or otherwise take any action pursuant to a Transaction Notice that has been accepted by the Company and to purchase the Shares pursuant to any Terms Agreement shall be subject to the satisfaction of the following conditions:
(a)	At the Time of Acceptance, at the time of the commencement of trading on the NYSE on the Purchase Date(s) and at the relevant Time of Sale and Agent Settlement Date, or with respect to a Principal Transaction pursuant to a Terms Agreement, at the time of execution and delivery of the Terms Agreement by the Company and at the relevant Time of Sale and Principal Settlement Date:
     (i) The representations, warranties and agreements on the part of the Company herein contained or contained in any certificate of an officer or officers of the Company delivered pursuant to the provisions hereof shall be true and correct in all respects.
     (ii) The Company shall have performed and observed its covenants and other obligations hereunder and/or under any Terms Agreement, as the case may be, in all material respects.
     (iii) In the case of an Agency Transaction, from the Time of Acceptance until the Agency Settlement Date, or, in the case of a Principal Transaction pursuant to a Terms Agreement, from the time of execution and delivery of the Terms Agreement by the Company until the Principal Settlement Date, trading in the Class A Common Stock on the NYSE shall not have been suspended.
     (iv) From the date of this Agreement, no event or condition of a type described in Section 3(e) hereof shall have occurred or shall exist, which event or condition is not described in any Permitted Free Writing Prospectus (excluding any amendment or supplement thereto) or the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the reasonable judgment of Merrill Lynch makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the applicable Settlement Date on the terms and in the manner contemplated by this Agreement or any Terms

Agreement, as the case may be, any Permitted Free Writing Prospectus and the Prospectus.
     (v) The Shares to be issued pursuant to the Transaction Notice or pursuant to a Terms Agreement, as applicable, shall have been approved for listing on the NYSE, subject only to notice of issuance.
     (vi) (A) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the relevant Settlement Date, prevent the issuance or sale of the Shares and (B) no injunction or order of any federal, state or foreign court shall have been issued that would, as of the relevant Settlement Date, prevent the issuance or sale of the Shares.
     (vii) (A) No order suspending the effectiveness of the Registration Statement shall be in effect, no proceeding for such purpose or pursuant to Section 8A of the Securities Act shall be pending before or threatened by the Commission and no notice of objection of the Commission to the use of the Registration Statement pursuant to Rule 401(g)(2) under the Securities Act shall have been received by the Company; (B) the Prospectus and each Permitted Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of any Permitted Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act); (C) all requests by the Commission for additional information shall have been complied with to the satisfaction of Merrill Lynch; and (D) no suspension of the qualification of the Shares for offering or sale in any jurisdiction, and no initiation or threatening of any proceedings for any of such purposes, will have occurred and be in effect.
     (viii) No amendment or supplement to the Registration Statement, the Prospectus or any Permitted Free Writing Prospectus shall have been filed to which Merrill Lynch shall have reasonably objected in writing.
     (ix) Subsequent to the relevant Time of Acceptance or the relevant Time of Sale, as the case may be, (A) no downgrading shall have occurred in the rating accorded any securities of or guaranteed by the Company or any of its subsidiaries by any “nationally recognized statistical rating organization”, as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act and (B) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any securities of or guaranteed by the Company or any of its subsidiaries (other than an announcement with positive implications of a possible upgrading).
(b)	At every Bring-Down Delivery Date, Merrill Lynch shall have received the officer’s certificates, opinions and negative assurance letters of counsel and “comfort” letters and other documents provided for under Sections 6(b) through (d), inclusive.

     8. Termination.
(a)	(i) The Company may terminate this Agreement in its sole discretion at any time upon prior written notice to Merrill Lynch. Any such termination shall be without liability of any party to any other party, except that (A) with respect to any pending sale, the obligations of the Company, including in respect of compensation of Merrill Lynch, shall remain in full force and effect notwithstanding such termination; and (B) the provisions of Sections 3, 4 (except that if no Shares have been previously sold hereunder or under any Terms Agreement, only Section 4(k)(ii)), 9, 12, 13, 14 and 17 of this Agreement shall remain in full force and effect notwithstanding such termination.
(ii) In the case of any sale by the Company pursuant to a Terms Agreement, the obligations of the Company pursuant to such Terms Agreement and this Agreement may not be terminated by the Company without the prior written consent of Merrill Lynch.
(b)	(i) Merrill Lynch may terminate this Agreement in its sole discretion at any time upon giving prior written notice to the Company. Any such termination shall be without liability of any party to any other party, except that the provisions of Sections 3, 4 (except that if no Shares have been previously sold hereunder or under any Terms Agreement, only Section 4(k)(ii)), 9, 12, 13, 14 and 17 of this Agreement shall remain in full force and effect notwithstanding such termination.
(ii) In the case of any purchase by Merrill Lynch pursuant to a Terms Agreement, the obligations of Merrill Lynch pursuant to such Terms Agreement shall be subject to termination at any time prior to or at the Principal Settlement Date, if, (A) since the time of execution of the Terms Agreement or the respective dates as of which information is given in the Registration Statement, the Prospectus and any Permitted Free Writing Prospectus, (i) trading generally shall have been materially suspended or materially limited on or by, as the case may be, any of the NYSE, the American Stock Exchange or the NASDAQ Global Select Market, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the counter market, (iii) a general moratorium on commercial banking activities in New York shall have been declared by either federal or New York state authorities, (iv) there shall have occurred any attack on, or outbreak or escalation of hostilities or act of terrorism involving, the United States, or any change in financial markets or any calamity or crisis that, in each case, in Merrill Lynch’s judgment, is material and adverse or (v) any material disruption of settlements of securities or clearance services in the United States that would materially impair settlement and clearance with respect to the Shares and (B) in the case of any of the events specified in clauses (A)(i) through (v), such event singly or together with any other such event specified in clauses (A)(i) through (v) makes it, in Merrill Lynch’s judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus. If Merrill Lynch elects to terminate its obligations pursuant to this Section 8(b)(ii), the Company shall be notified promptly in writing.

(c)	This Agreement shall remain in full force and effect until the earlier of (A) termination of the Agreement pursuant to Section 8(a) or 8(b) above or otherwise by mutual written agreement of the parties, (B) such date that the Maximum Amount has been sold in accordance with the terms of this Agreement and (C) November 30, 2009, in each case except that the provisions of Section 3, 4 (except that if no Shares have been previously sold hereunder or under any Terms Agreement, only Section 4(k)(ii)), 9, 12, 13, 14 and 17 of this Agreement shall remain in full force and effect notwithstanding the occurrence of an event described in (A), (B) or (C).

(d)	Any termination of this Agreement shall be effective on the date specified in such notice of termination; provided that such termination shall not be effective until the close of business on the date of receipt of such notice by Merrill Lynch or the Company, as the case may be. If such termination shall occur prior to the Settlement Date for any sale of Shares, such sale shall settle in accordance with the provisions of Section 2 hereof.
     9. Indemnity and Contribution.
(a)	The Company agrees to indemnify and hold harmless Merrill Lynch, its affiliates, directors and officers and each person, if any, who controls Merrill Lynch within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable out of pocket legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred) that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any Permitted Free Writing Prospectus (or any amendment or supplement thereto) or caused by any omission or alleged omission to state therein a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to Merrill Lynch furnished to the Company in writing by or on behalf of Merrill Lynch expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus (it being understood that such information consists solely of the information specified in Section 9(b)).

(b)	Merrill Lynch agrees to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or

Section 20 of the Exchange Act to the same extent as the indemnity set forth in Section 9(a), but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to Merrill Lynch furnished to the Company in writing by or on behalf of Merrill Lynch expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto) or any Permitted Free Writing Prospectus; it being understood and agreed that such information shall consist solely of the following: Merrill Lynch’s name and the third sentence of the first paragraph, the first and third sentence of the second paragraph and the fourth paragraph under the heading “Plan of Distribution” in the Prospectus Supplement.
(c)	If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either Sections 9(a) or 9(b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 9. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 9 that the Indemnifying Person may designate in such proceeding and shall pay the reasonable fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred. Any such separate firm for Merrill Lynch, its affiliates, directors and officers and any control persons of Merrill Lynch shall be designated in writing by Merrill Lynch and any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but, if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested an Indemnifying Person to reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this Section 9(c), the Indemnifying Person agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such Indemnifying Person of the aforesaid request and (ii) such Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement.
(d)	If the indemnification provided for in Sections 9(a) and 9(b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such Sections, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and Merrill Lynch, on the other, from the offering of the Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company, on the one hand, and Merrill Lynch, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and Merrill Lynch, on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company from the sale of the Shares and the total underwriting discounts and commissions received by Merrill Lynch in connection therewith bear to the aggregate Gross Sales Price. The relative fault of the Company, on the one hand, and Merrill Lynch, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by Merrill Lynch, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.
(e)	The Company and Merrill Lynch agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in Section 9(d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 9, in no event shall Merrill Lynch be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by Merrill Lynch with respect to the offering of the Shares exceeds the amount of any damages that Merrill Lynch has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

(f)	The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.
     10. Notices. All notices and other communications under this Agreement and any Terms Agreement shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of communication, and, if to Merrill Lynch, shall be sufficient in all respects if delivered or sent to Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, New York 10036, to the attention of the Syndicate Department (facsimile number (212) 230-8730), with copies to Charles Hill (facsimile number (646) 855-1053; e-mail Charles_hill@ml.com), Terry O’Brien (facsimile number (646) 855-1053; e-mail terry_obrien@ml.com) and Marko Usui (facsimile number (646) 855-1053; e-mail marko_usui@ml.com), and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 700 Northwest 107th Avenue, Miami, Florida 33172, to the attention of General Counsel, Mark Sustana (facsimile number (305) 229-6650; e-mail mark.sustana@lennar.com), with a copy to David W. Bernstein, Clifford Chance US LLP (facsimile number (212) 878-8375; e-mail david.bernstein@cliffordchance.com). Notwithstanding the foregoing, Transaction Notices shall be delivered to the Company via e-mail to Bruce E. Gross at bruce.gross@lennar.com, with a copy to Diane J. Bessette at diane.bessette@lennar.com, and receipt confirmed by telephone at (305) 229-6419, and an acceptance of a Transaction Notice shall be delivered to Merrill Lynch via facsimile or e-mail to the Syndicate Department (facsimile number (212) 230-8730), Charles Hill (facsimile number (646) 855-1053; e-mail Charles_hill@ml.com), Terry O’Brien (facsimile number (646) 855-1053; e-mail terry_obrien@ml.com) and Marko Usui (facsimile number (646) 855-1053; e-mail marko_usui@ml.com).
     11. No Fiduciary Relationship. The Company acknowledges and agrees that Merrill Lynch is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person. Additionally, Merrill Lynch is not advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company shall consult with its own advisors concerning such matters and shall be responsible for making its own independent investigation and appraisal of the transactions contemplated hereby, and Merrill Lynch shall have no responsibility or liability to the Company with respect thereto. Any review by Merrill Lynch of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of Merrill Lynch and shall not be on behalf of the Company.
     12. Governing Law; Construction.
(a)	This Agreement, any Terms Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement or any Terms Agreement (each a “Claim”), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York.

(b)	The Section headings in this Agreement and any Terms Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement or any Terms Agreement.
     13. Waiver of Jury Trial. Each of Merrill Lynch and the Company, on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates, waives all right to trial by jury in any action, proceeding or counterclaim, whether based upon contract, tort or otherwise, in any way arising out of or relating to this Agreement or any Terms Agreement.
     14. Parties in Interest. The agreements set forth herein and in any Terms Agreement have been and are made solely for the benefit of Merrill Lynch and the Company and, to the extent provided in Section 9 hereof, the controlling persons, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from Merrill Lynch) shall acquire or have any right under or by virtue of this Agreement or any Terms Agreement.
     15. Counterparts. This Agreement and any Terms Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.
     16. Successors and Assigns. This Agreement shall be binding upon Merrill Lynch and the Company and their respective successors and assigns and any successor or assign of any substantial portion of the Company’s and Merrill Lynch’s respective businesses and/or assets.
     17. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company and Merrill Lynch contained in this Agreement or made by or on behalf of the Company or Merrill Lynch pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any investigation made by or on behalf of the Company or Merrill Lynch.
     18. Certain Defined Terms. For purposes of this Agreement, except where otherwise expressly provided, the term “affiliate” has the meaning ascribed thereto in Rule 405 under the Securities Act.
     19. Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.
     20. Miscellaneous. Merrill Lynch, an indirect, wholly owned subsidiary of Bank of America Corporation, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of Bank of America. Because Merrill Lynch is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by Merrill Lynch are not deposits, are not insured by the Federal Deposit Insurance Corporation, are not guaranteed by a branch or agency of Bank of America and are not otherwise an obligation or responsibility of a branch or agency of Bank of America.
     A lending affiliate of Merrill Lynch may have lending relationships with issuers of securities underwritten or privately placed by Merrill Lynch. To the extent required under the securities laws, prospectuses and other disclosure documents for securities underwritten or privately placed by Merrill Lynch will disclose the existence of any such lending relationships and whether the proceeds of the issue will be used to repay debts owed to affiliates of Merrill Lynch.
     Merrill Lynch and one or more of its affiliates may make markets in the Class A Common Stock or other securities of the Company, in connection with which they may buy and sell, as agent or principal, for long or short account, shares of the Class A Common Stock or other securities of the Company, at the same time that Merrill Lynch is acting as agent pursuant to this Agreement; provided that Merrill Lynch acknowledges and agrees that any such transactions are not being, and shall not be deemed to have been, undertaken at the request or direction of, or for the account of, the Company, and that the Company has and shall have no control over any decision by Merrill Lynch and its affiliates to enter into any such transactions.

     If the foregoing correctly sets forth the understanding among the Company and Merrill Lynch, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement between the Company and Merrill Lynch.

Very truly yours,

LENNAR CORPORATION

By: Name:	/s/ Bruce E. Gross Bruce E. Gross
Title:	Vice President and Chief Financial Officer
Accepted and agreed to as of the
date first above written:
MERRILL LYNCH, PIERCE, FENNER & SMITH
                             INCORPORATED

By:	/s/ Greg Mitsch
Name:	Greg Mitsch
Title:	Managing Director

Exhibit A
LENNAR CORPORATION
Class A Common Stock
($0.10 par value)
TERMS AGREEMENT
                    , 2009
Merrill Lynch, Pierce, Fenner & Smith
       Incorporated
One Bryant Park
New York, New York 10036
Dear Sirs:
     Lennar Corporation, a Delaware corporation (the “Company”), proposes, subject to the terms and conditions stated herein and in the Distribution Agreement, dated April 20, 2009 (the “Distribution Agreement”), between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”), to issue and sell to Merrill Lynch the securities specified in the Schedule hereto (the “Purchased Securities”) [, and solely for the purpose of covering over-allotments in a Principal Transaction, to grant to Merrill Lynch the option to purchase the additional securities specified in the Schedule hereto (the “Additional Securities”)]. Unless otherwise defined below, capitalized terms defined in the Distribution Agreement shall have the same meanings when used herein.
     [Solely in connection with a Principal Transaction, Merrill Lynch shall have the right to purchase from the Company all or a portion of the Additional Securities as may be necessary to cover over-allotments made in connection with the offering of the Purchased Securities, at the same purchase price per share to be paid by Merrill Lynch to the Company for the Purchased Securities. This option may be exercised by Merrill Lynch at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice to the Company. Such notice shall set forth the aggregate number of shares of Additional Securities as to which the option is being exercised, and the date and time when the Additional Securities are to be delivered (such date and time being herein referred to as the “Option Settlement Date”); provided, however, that the Option Settlement Date shall not be earlier than the Settlement Date (as set forth in the Schedule hereto) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. Payment of the purchase price for the Additional Securities shall be made at the Option Settlement Date in the same manner and at the same office as the payment for the Purchased Securities.]
     Each of the provisions of the Distribution Agreement not specifically related to the solicitation by Merrill Lynch, as agent of the Company, of offers to purchase securities is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms

Agreement to the same extent as if such provisions had been set forth in full herein. Each of the representations, warranties and agreements set forth therein shall be deemed to have been made as of the date of this Terms Agreement [and] [,] the Settlement Date [and any Option Settlement Date].
     An amendment to the Registration Statement (as defined in the Distribution Agreement), or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities [and the Additional Securities], in the form heretofore delivered to Merrill Lynch is now proposed to be filed with the Securities and Exchange Commission.
     Subject to the terms and conditions set forth herein and in the Distribution Agreement which are incorporated herein by reference, the Company agrees to issue and sell to Merrill Lynch and the latter agrees to purchase from the Company, the Purchased Securities at the time and place and at the purchase price set forth in the Schedule hereto.
     Notwithstanding any provision of this Agreement or any Terms Agreement to the contrary, the Company consents to Merrill Lynch trading in the Class A Common Stock for Merrill Lynch’s own account and for the account of its clients at the same time as sales of the Shares occur pursuant to this Agreement.

     If the foregoing is in accordance with your understanding, please sign and return to us a counterpart hereof, whereupon this Terms Agreement, including those provisions of the Distribution Agreement incorporated herein by reference, shall constitute a binding agreement between Merrill Lynch and the Company.

LENNAR CORPORATION
By:
Name:
Title:

Accepted and agreed as of
the date first above written:
MERRILL LYNCH, PIERCE, FENNER & SMITH
                              INCORPORATED

By:
Name:
Title:

Schedule to Terms Agreement
Title of Purchased Securities [and Additional Securities]:
Common Stock, par value $0.10 per share
Number of Shares of Purchased Securities:
[•]
[Number of Shares of Additional Securities:]
[•]
[Price to Public:]
[•]
Purchase Price by Merrill Lynch:
[•]
Method of and Specified Funds for Payment of Purchase Price:
[By wire transfer to a bank account specified by the Company in same day funds.]
Method of Delivery:
[To Merrill Lynch’s account, or the account of Merrill Lynch’s designee, at The Depository
Trust Company via DWAC in return for payment of the purchase price.]
Settlement Date:
[•], 2009
Closing Location:
[•]
Documents to be Delivered:
The following documents referred to in the Distribution Agreement shall be delivered as a condition to the closing (which documents shall be dated on or as of the date of the Terms Agreement to which this Scheduled is annexed):
(1) the officer’s certificate referred to in Section 5(a)(i);

(2) the opinions and negative assurance letter referred to in Section 5(a)(ii) and (iii);

(3) the “comfort” letter referred to in Section 5(a)(iv);

(4) the opinion and negative assurance letter referred to in Section 5(b); and

(5) such other documents as Merrill Lynch shall reasonably request.
[Lockup:]
[•]

Exhibit B
[Merrill Lynch Letterhead]
                    , 2009
[       ]
[            ]
Attention:
VIA FACSIMILE
TRANSACTION NOTICE
Dear                     :
This Notice sets forth the terms of the agreement of Merrill Lynch, Pierce, Fenner & Smith Incorporated (“Merrill Lynch”) with Lennar Corporation, a Delaware corporation (the “Company”), relating the issuance of up to                      shares of the Company’s Class A common stock, par value $0.10 per share, pursuant to the Distribution Agreement between the Company and Merrill Lynch, dated April 20, 2009 (the “Distribution Agreement”). Unless otherwise defined below, capitalized terms defined in the Distribution Agreement shall have the same meanings when used herein.
By countersigning or otherwise indicating in writing the Company’s acceptance of this Notice (an “Acceptance”), the Company shall have agreed with Merrill Lynch to engage in the following transaction:

Maximum Number of Shares to be Sold (the “Specified Number of Shares”):

Minimum Price at which Shares may be Sold (“Floor Price”):

Date(s) on which Shares may be Sold (each a “Purchase Date”):

Discount/Commission (if different from Agreement):

Manner in which Shares are to be Sold:	Agency Transaction

Other Terms:

The Agency Transaction set forth in this Notice shall not be binding on the Company or Merrill Lynch unless and until the Company delivers its acceptance hereto; provided, however, that neither the Company nor Merrill Lynch will be bound by the terms of this Notice unless the

B-1

Company delivers its acceptance hereto by ___am/pm (New York time) on [the date hereof/                    , 2009].
The Agency Transaction, if it becomes binding on the parties, shall be subject to all of the representations, warranties, agreements, covenants and other terms and conditions of the Distribution Agreement, except to the extent amended or modified hereby, all of which are expressly incorporated herein by reference. Each of the representations, warranties and agreements set forth in the Distribution Agreement shall be deemed to have been made as of the date of the Company’s acceptance hereto and on any Time of Sale and Agency Settlement Date.
If the foregoing conforms to your understanding of our agreement, please so indicate by providing your acceptance hereto in the manner contemplated by the Distribution Agreement.

Very truly yours,

MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:

Name:
Title:
Accepted and agreed as of
the date first above written:
LENNAR CORPORATION

By:
Name:
Title:
[Note: The Company’s acceptance may also be evidenced by a separate written acceptance referencing this Notice and delivered in accordance with the Distribution Agreement]

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